INVESCO MID CAP CORE EQUITY FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:     6/30/2011
FILE NUMBER :          811-2699
SERIES NO.:            1

74U.    1  Number of shares outstanding (000's Omitted)
           Class A                                                                                     78,541
        2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                      4,484
           Class C                                                                                     13,630
           Class R                                                                                      8,195
           Class Y                                                                                      9,891
           Institutional Class                                                                         13,641

74V.    1  Net asset value per share (to nearest cent)
           Class A                                                                                    $ 24.59
        2  Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                    $ 19.73
           Class C                                                                                    $ 19.69
           Class R                                                                                    $ 24.22
           Class Y                                                                                    $ 24.71
           Institutional Class                                                                        $ 25.69

INVESCO SMALL CAP GROWTH                                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:     6/30/2011
FILE NUMBER :          811-2699
SERIES NO.:            7

74U.    1  Number of shares outstanding (000's Omitted)
           Class A                                                                                     33,078
        2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                        388
           Class C                                                                                        804
           Class R                                                                                      2,777
           Class Y                                                                                        288
           Investor Class                                                                               7,852
           Institutional Class                                                                         16,427

74V.    1  Net asset value per share (to nearest cent)
           Class A                                                                                    $ 32.07
        2  Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class A3
           Class B                                                                                    $ 27.48
           Class C                                                                                    $ 27.45
           Class R                                                                                    $ 31.19
           Class Y                                                                                    $ 32.28
           Investor Class                                                                             $ 32.96
           Institutional Class                                                                        $ 33.77

INVESCO BASIC VALUE FUND                                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:     6/30/2011
FILE NUMBER :          811-2699
SERIES NO.:            8

72DD.    1  Total income dividends for which record date passed during the period. (000's Omitted)
            Class A                                                                                 $ 4,268
         2  Dividends for a second class of open-end company shares (000's Omitted)
            Class R                                                                                 $    36
            Class Y                                                                                 $    99
            Institutional Class                                                                     $   115

 73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
         1  Dividends from net investment income
            Class A                                                                                  0.1153
         2  Dividends for a second class of open-end company shares (form nnn.nnnn)
            Class R                                                                                  0.0376
            Class Y                                                                                  0.1987
            Institutional Class                                                                      0.2892

INVESCO GLOBAL EQUITY FUND                                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.


FOR PERIOD ENDING:     6/30/2011
FILE NUMBER :          811-2699
SERIES NO.:            9

74U.    1  Number of shares outstanding (000's Omitted)
           Class A                                                                                     10,353
        2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                      1,176
           Class C                                                                                      1,035
           Class R                                                                                        105
           Class Y                                                                                         65
           Institutional Class                                                                          1,717

74V.    1  Net asset value per share (to nearest cent)
           Class A                                                                                    $ 11.65
        2  Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                    $ 10.97
           Class C                                                                                    $ 10.95
           Class R                                                                                    $ 11.64
           Class Y                                                                                    $ 11.69
           Institutional Class                                                                        $ 11.84

INVESCO GROWTH ALLOCATION FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:     6/30/2011
FILE NUMBER :          811-2699
SERIES NO.:            11

72DD.    1  Total income dividends for which record date passed during the period. (000's Omitted)
            Class A                                                                                    $ 4,538
         2  Dividends for a second class of open-end company shares (000's Omitted)
            Class B                                                                                    $   569
            Class C                                                                                    $   641
            Class R                                                                                    $   195
            Class S                                                                                    $   551
            Class Y                                                                                    $    24
            Institutional Class                                                                        $     2

 73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
         1  Dividends from net investment income
            Class A                                                                                     0.1797
         2  Dividends for a second class of open-end company shares (form nnn.nnnn)
            Class B                                                                                     0.0962
            Class C                                                                                     0.0962
            Class R                                                                                     0.1520
            Class S                                                                                     0.1905
            Class Y                                                                                     0.2065
            Institutional Class                                                                         0.2150

 74U.    1  Number of shares outstanding (000's Omitted)
            Class A                                                                                     54,080
         2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
            Class B                                                                                     11,666
            Class C                                                                                     12,760
            Class R                                                                                      2,078
            Class S                                                                                      2,875
            Class Y                                                                                        265
            Institutional Class                                                                             11

 74V.    1  Net asset value per share (to nearest cent)
            Class A                                                                                    $ 11.37
         2  Net asset value per share of a second class of open-end company shares (to nearest cent)
            Class B                                                                                    $ 11.23
            Class C                                                                                    $ 11.24
            Class R                                                                                    $ 11.33
            Class S                                                                                    $ 11.36
            Class Y                                                                                    $ 11.36
            Institutional Class                                                                        $ 11.42

INVESCO MODERATE ALLOCATION FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:     6/30/2011
FILE NUMBER :          811-2699
SERIES NO.:            12

72DD.    1  Total income dividends for which record date passed during the period. (000's Omitted)
            Class A                                                                                    $ 5,154
         2  Dividends for a second class of open-end company shares (000's Omitted)
            Class B                                                                                    $ 1,176
            Class C                                                                                    $ 1,603
            Class R                                                                                    $   327
            Class S                                                                                    $   564
            Class Y                                                                                    $    19
            Institutional Class                                                                        $    16

 73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
         1  Dividends from net investment income
            Class A                                                                                     0.1655
         2  Dividends for a second class of open-end company shares (form nnn.nnnn)
            Class B                                                                                     0.1655
            Class C                                                                                     0.1655
            Class R                                                                                     0.1655
            Class S                                                                                     0.1655
            Class Y                                                                                     0.1655
            Institutional Class                                                                         0.1655

 74U.    1  Number of shares outstanding (000's Omitted)
            Class A                                                                                     48,121
         2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
            Class B                                                                                     10,129
            Class C                                                                                     11,817
            Class R                                                                                      1,912
            Class S                                                                                      3,420
            Class Y                                                                                        181
            Institutional Class                                                                             98

 74V.    1  Net asset value per share (to nearest cent)
            Class A                                                                                    $ 10.73
         2  Net asset value per share of a second class of open-end company shares (to nearest cent)
            Class B                                                                                    $ 10.65
            Class C                                                                                    $ 10.64
            Class R                                                                                    $ 10.70
            Class S                                                                                    $ 10.72
            Class Y                                                                                    $ 10.74
            Institutional Class                                                                        $ 10.77

INVESCO CONSERVATIVE ALLOCATION FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD AND 73A.

FOR PERIOD ENDING:     6/30/2011
FILE NUMBER :          811-2699
SERIES NO.:            13

72DD.    1  Total income dividends for which record date passed during the period. (000's Omitted)
            Class A                                                                                 $ 1,089
         2  Dividends for a second class of open-end company shares (000's Omitted)
            Class B                                                                                 $   167
            Class C                                                                                 $   325
            Class R                                                                                 $    68
            Class S                                                                                 $    43
            Class Y                                                                                 $    14
            Institutional Class                                                                     $     1

 73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
         1  Dividends from net investment income
            Class A                                                                                  0.1507
         2  Dividends for a second class of open-end company shares (form nnn.nnnn)
            Class B                                                                                  0.1179
            Class C                                                                                  0.1179
            Class R                                                                                  0.1398
            Class S                                                                                  0.1550
            Class Y                                                                                  0.1615
            Institutional Class                                                                      0.1606

INVESCO MODERATE GROWTH ALLOCATION FUND                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD AND 73A.

FOR PERIOD ENDING:     6/30/2011
FILE NUMBER :          811-2699
SERIES NO.:            14

72DD.    1  Total income dividends for which record date passed during the period. (000's Omitted)
            Class A                                                                                 $ 4,999
         2  Dividends for a second class of open-end company shares (000's Omitted)
            Class B                                                                                 $   595
            Class C                                                                                 $   833
            Class R                                                                                 $   179
            Class Y                                                                                 $    23
            Institutional Class                                                                     $     0

 73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
         1  Dividends from net investment income
            Class A                                                                                  0.2768
         2  Dividends for a second class of open-end company shares (form nnn.nnnn)
            Class B                                                                                  0.1697
            Class C                                                                                  0.1697
            Class R                                                                                  0.2378
            Class Y                                                                                  0.3149
            Institutional Class                                                                      0.3154

INVESCO MODERATELY CONSERVATIVE ALLOCATION FUND                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:     6/30/2011
FILE NUMBER :          811-2699
SERIES NO.:            15

72DD.    1  Total income dividends for which record date passed during the period. (000's Omitted)
            Class A                                                                                    $ 1,000
         2  Dividends for a second class of open-end company shares (000's Omitted)
            Class B                                                                                    $   181
            Class C                                                                                    $   315
            Class R                                                                                    $    75
            Class Y                                                                                    $     4
            Institutional Class                                                                        $     1

 73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
         1  Dividends from net investment income
            Class A                                                                                     0.2107
         2  Dividends for a second class of open-end company shares (form nnn.nnnn)
            Class B                                                                                     0.2107
            Class C                                                                                     0.2107
            Class R                                                                                     0.2107
            Class Y                                                                                     0.2107
            Institutional Class                                                                         0.2107

 74U.    1  Number of shares outstanding (000's Omitted)
            Class A                                                                                     20,416
         2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
            Class B                                                                                      3,828
            Class C                                                                                      5,844
            Class R                                                                                        847
            Class S                                                                                        273
            Class Y                                                                                        129
            Institutional Class                                                                              7

 74V.    1  Net asset value per share (to nearest cent)
            Class A                                                                                    $ 10.05
         2  Net asset value per share of a second class of open-end company shares (to nearest cent)
            Class B                                                                                    $  9.96
            Class C                                                                                    $  9.98
            Class R                                                                                    $ 10.03
            Class S                                                                                    $ 10.05
            Class Y                                                                                    $ 10.04
            Institutional Class                                                                        $ 10.09

INVESCO INCOME ALLOCATION FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:     6/30/2011
FILE NUMBER :          811-2699
SERIES NO.:            16

72DD.    1  Total income dividends for which record date passed during the period. (000's Omitted)
            Class A                                                                                    $ 1,080
         2  Dividends for a second class of open-end company shares (000's Omitted)
            Class B                                                                                    $   102
            Class C                                                                                    $   280
            Class R                                                                                    $    18
            Class Y                                                                                    $    19
            Institutional Class                                                                        $     1

 73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
         1  Dividends from net investment income
            Class A                                                                                     0.1784
         2  Dividends for a second class of open-end company shares (form nnn.nnnn)
            Class B                                                                                     0.1415
            Class C                                                                                     0.1415
            Class R                                                                                     0.1661
            Class Y                                                                                     0.1908
            Institutional Class                                                                         0.1908

 74U.    1  Number of shares outstanding (000's Omitted)
            Class A                                                                                      6,242
         2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
            Class B                                                                                        705
            Class C                                                                                      1,980
            Class R                                                                                        111
            Class Y                                                                                         94
            Institutional Class                                                                              3

 74V.    1  Net asset value per share (to nearest cent)
            Class A                                                                                    $  9.88
         2  Net asset value per share of a second class of open-end company shares (to nearest cent)
            Class B                                                                                    $  9.89
            Class C                                                                                    $  9.89
            Class R                                                                                    $  9.88
            Class Y                                                                                    $  9.88
            Institutional Class                                                                        $  9.88

INVESCO INTERNATIONAL ALLOCATION FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:     6/30/2011
FILE NUMBER :          811-2699
SERIES NO.:            17

74U.    1  Number of shares outstanding (000's Omitted)
           Class A                                                                                     13,632
        2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                      1,534
           Class C                                                                                      3,592
           Class R                                                                                        519
           Class Y                                                                                        468
           Institutional Class                                                                             11

74V.    1  Net asset value per share (to nearest cent)
           Class A                                                                                    $ 10.58
        2  Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                    $ 10.41
           Class C                                                                                    $ 10.40
           Class R                                                                                    $ 10.52
           Class Y                                                                                    $ 10.59
           Institutional Class                                                                        $ 10.64

INVESCO BALANCED-RISK RETIREMENT NOW FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:     6/30/2011
FILE NUMBER :          811-2699
SERIES NO.:            18

72DD.    1  Total income dividends for which record date passed during the period. (000's Omitted)
            Class A                                                                                    $     5
         2  Dividends for a second class of open-end company shares (000's Omitted)
            Class A5                                                                                   $    21
            Class B                                                                                    $     -
            Class C                                                                                    $     -
            Class C5                                                                                   $     -
            Class R                                                                                    $     1
            Class R5                                                                                   $     -
            Class Y                                                                                    $     -
            Institutional Class                                                                        $     -

 73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
         1  Dividends from net investment income
            Class A                                                                                     0.0161
         2  Dividends for a second class of open-end company shares (form nnn.nnnn)
            Class A5                                                                                    0.0161
            Class B                                                                                     0.0001
            Class C                                                                                     0.0001
            Class C5                                                                                    0.0001
            Class R                                                                                     0.0108
            Class R5                                                                                    0.0108
            Class Y                                                                                     0.0215
            Institutional Class                                                                         0.0215

 74U.    1  Number of shares outstanding (000's Omitted)
            Class A                                                                                      1,047
         2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
            Class A5                                                                                     2,706
            Class B                                                                                        102
            Class C                                                                                        292
            Class C5                                                                                       612
            Class R                                                                                        187
            Class R5                                                                                        45
            Class Y                                                                                         55
            Institutional Class                                                                              3

 74V.    1  Net asset value per share (to nearest cent)
            Class A                                                                                    $  8.65
         2  Net asset value per share of a second class of open-end company shares (to nearest cent)
            Class A5                                                                                   $  8.65
            Class B                                                                                    $  8.60
            Class C                                                                                    $  8.61
            Class C5                                                                                   $  8.61
            Class R                                                                                    $  8.64
            Class R5                                                                                   $  8.64
            Class Y                                                                                    $  8.66
            Institutional Class                                                                        $  8.66

INVESCO BALANCED RISK RETIREMENT 2010 FUND                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD AND 73A

FOR PERIOD ENDING:     6/30/2011
FILE NUMBER :          811-2699
SERIES NO.:            19

72DD.    1  Total income dividends for which record date passed during the period. (000's Omitted)
            Class A                                                                                 $     4
         2  Dividends for a second class of open-end company shares (000's Omitted)
            Class A5                                                                                $     8
            Class B                                                                                 $     -
            Class C                                                                                 $     1
            Class C5                                                                                $     2
            Class R                                                                                 $     1
            Class R5                                                                                $     -
            Class Y                                                                                 $     -
            Institutional Class                                                                     $     -

 73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
         1  Dividends from net investment income
            Class A                                                                                  0.0051
         2  Dividends for a second class of open-end company shares (form nnn.nnnn)
            Class A5                                                                                 0.0051
            Class B                                                                                  0.0051
            Class C                                                                                  0.0051
            Class C5                                                                                 0.0051
            Class R                                                                                  0.0051
            Class R5                                                                                 0.0051
            Class Y                                                                                  0.0051
            Institutional Class                                                                      0.0051

INVESCO BALANCED-RISK RETIREMENT 2020 FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:     6/30/2011
FILE NUMBER :          811-2699
SERIES NO.:            20

74U.    1  Number of shares outstanding (000's Omitted)
           Class A                                                                                     2,320
        2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class A5                                                                                    1,872
           Class B                                                                                       330
           Class C                                                                                       491
           Class C5                                                                                      425
           Class R                                                                                       579
           Class R5                                                                                      173
           Class Y                                                                                        27
           Institutional Class                                                                             1

74V.    1  Net asset value per share (to nearest cent)
           Class A                                                                                    $ 8.74
        2  Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class A5                                                                                   $ 8.74
           Class B                                                                                    $ 8.63
           Class C                                                                                    $ 8.62
           Class C5                                                                                   $ 8.62
           Class R                                                                                    $ 8.70
           Class R5                                                                                   $ 8.70
           Class Y                                                                                    $ 8.75
           Institutional Class                                                                        $ 8.78

INVESCO BALANCED-RISK RETIREMENT 2030 FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:     6/30/2011
FILE NUMBER :          811-2699
SERIES NO.:            21

74U.    1  Number of shares outstanding (000's Omitted)
           Class A                                                                                     2,147
        2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class A5                                                                                    1,334
           Class B                                                                                       368
           Class C                                                                                       585
           Class C5                                                                                      239
           Class R                                                                                       732
           Class R5                                                                                       94
           Class Y                                                                                        23
           Institutional Class                                                                             1

74V.    1  Net asset value per share (to nearest cent)
           Class A                                                                                    $ 8.31
        2  Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class A5                                                                                   $ 8.31
           Class B                                                                                    $ 8.22
           Class C                                                                                    $ 8.21
           Class C5                                                                                   $ 8.21
           Class R                                                                                    $ 8.27
           Class R5                                                                                   $ 8.26
           Class Y                                                                                    $ 8.33
           Institutional Class                                                                        $ 8.35

INVESCO BALANCED-RISK RETIREMENT 2040 FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:         6/30/2011
FILE NUMBER :              811-2699
SERIES NO.:                22

74U.    1  Number of shares outstanding (000's Omitted)
           Class A                                                                                     1,274
        2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class A5                                                                                      517
           Class B                                                                                       149
           Class C                                                                                       364
           Class C5                                                                                       79
           Class R                                                                                       409
           Class R5                                                                                       81
           Class Y                                                                                        19
           Institutional Class                                                                             2

74V.    1  Net asset value per share (to nearest cent)
           Class A                                                                                    $ 7.96
        2  Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class A5                                                                                   $ 7.95
           Class B                                                                                    $ 7.87
           Class C                                                                                    $ 7.86
           Class C5                                                                                   $ 7.85
           Class R                                                                                    $ 7.92
           Class R5                                                                                   $ 7.92
           Class Y                                                                                    $ 7.98
           Institutional Class                                                                        $ 7.99

INVESCO BALANCED-RISK RETIREMENT 2050 FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:     6/30/2011
FILE NUMBER :          811-2699
SERIES NO.:            23

74U.    1   Number of shares outstanding (000's Omitted)
            Class A                                                                                      520
        2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
            Class A5                                                                                     194
            Class B                                                                                       58
            Class C                                                                                      122
            Class C5                                                                                      14
            Class R                                                                                      195
            Class R5                                                                                      17
            Class Y                                                                                        9
            Institutional Class                                                                            1

74V.    1   Net asset value per share (to nearest cent)
            Class A                                                                                    $7.78
        2   Net asset value per share of a second class of open-end company shares (to nearest cent)
            Class A5                                                                                   $7.78
            Class B                                                                                    $7.69
            Class C                                                                                    $7.70
            Class C5                                                                                   $7.70
            Class R                                                                                    $7.74
            Class R5                                                                                   $7.75
            Class Y                                                                                    $7.79
            Institutional Class                                                                        $7.80

INVESCO VAN KAMPEN REAL ESTATE SECURITIES FUND                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD AND 73A.


FOR PERIOD ENDING:     6/30/2011
FILE NUMBER :          811-2699
SERIES NO.:            25

72DD.   1 Total income dividends for which record date passed during the period. (000's Omitted)
          Class A                                                                                $   906
        2 Dividends for a second class of open-end company shares (000's Omitted)
          Class B                                                                                $    39
          Class C                                                                                $    14
          Class Y                                                                                $    79
          Institutional Class                                                                    $     -


 73A.     Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1 Dividends from net investment income
          Class A                                                                                 0.0609
        2 Dividends for a second class of open-end company shares (form nnn.nnnn)
          Class B                                                                                 0.2550
          Class C                                                                                 0.0078
          Class Y                                                                                 0.0880
          Institutional Class                                                                     0.0878

INVESCO VAN KAMPEN U.S. MORTGAGE FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:     6/30/2011
FILE NUMBER :          811-2699
SERIES NO.:            26

72DD.    1   Total income dividends for which record date passed during the period. (000's Omitted)
             Class A                                                                                    $11,813
         2   Dividends for a second class of open-end company shares (000's Omitted)
             Class B                                                                                    $   183
             Class C                                                                                    $   148
             Class Y                                                                                    $    51
             Institutional Class                                                                        $     -

 73A.        Payments per share outstanding during the entire current period: (form nnn.nnnn)
         1   Dividends from net investment income
             Class A                                                                                     0.2576
         2   Dividends for a second class of open-end company shares (form nnn.nnnn)
             Class B                                                                                     0.2081
             Class C                                                                                     0.2077
             Class Y                                                                                     0.2744
             Institutional Class                                                                         0.2781

 74U.    1   Number of shares outstanding (000's Omitted)
             Class A                                                                                     44,518
         2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
             Class B                                                                                        758
             Class C                                                                                        685
             Class Y                                                                                        181
             Institutional Class                                                                              1

 74V.    1   Net asset value per share (to nearest cent)
             Class A                                                                                    $ 13.13
         2   Net asset value per share of a second class of open-end company shares (to nearest cent)
             Class B                                                                                    $ 13.06
             Class C                                                                                    $ 13.04
             Class Y                                                                                    $ 13.17
             Institutional Class                                                                        $ 13.17

INVESCO CONVERTIBLE SECURITIES FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.


FOR PERIOD ENDING:     6/30/2011
FILE NUMBER :          811-2699
SERIES NO.:            27

72DD.   1 Total income dividends for which record date passed during the period. (000's Omitted)
          Class A                                                                                   $ 3,689
        2 Dividends for a second class of open-end company shares (000's Omitted)
          Class B                                                                                   $    75
          Class C                                                                                   $   387
          Class Y                                                                                   $ 1,630
          Institutional Class                                                                       $     8

 73A.     Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1 Dividends from net investment income
          Class A                                                                                    0.1936
        2 Dividends for a second class of open-end company shares (form nnn.nnnn)
          Class B                                                                                    0.1158
          Class C                                                                                    0.1148
          Class Y                                                                                    0.2199
          Institutional Class                                                                        0.1313

 74U.   1 Number of shares outstanding (000's Omitted)
          Class A                                                                                    29,192
        2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                                                                       737
          Class C                                                                                     4,722
          Class Y                                                                                    10,320
          Institutional Class                                                                            64

 74V.   1 Net asset value per share (to nearest cent)
          Class A                                                                                   $ 20.74
        2 Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                                                                   $ 20.83
          Class C                                                                                   $ 20.66
          Class Y                                                                                   $ 20.79
          Institutional Class                                                                       $ 20.76

INVESCO VAN KAMPEN LEADERS FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:     6/30/2011
FILE NUMBER :          811-2699
SERIES NO.:            31

72DD.    1   Total income dividends for which record date passed during the period. (000's Omitted)
             Class A                                                                                    $ 1,132
         2   Dividends for a second class of open-end company shares (000's Omitted)
             Class B                                                                                    $   231
             Class C                                                                                    $   172
             Class Y                                                                                    $     3

 73A.        Payments per share outstanding during the entire current period: (form nnn.nnnn)
         1   Dividends from net investment income
             Class A                                                                                     0.0441
         2   Dividends for a second class of open-end company shares (form nnn.nnnn)
             Class B                                                                                     0.0265
             Class C                                                                                     0.0456
             Class Y                                                                                     0.0500

 74U.    1   Number of shares outstanding (000's Omitted)
             Class A                                                                                     14,092
         2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
             Class B                                                                                      5,066
             Class C                                                                                      2,033
             Class Y                                                                                         32

 74V.    1   Net asset value per share (to nearest cent)
             Class A                                                                                    $  9.66
         2   Net asset value per share of a second class of open-end company shares (to nearest cent)
             Class B                                                                                    $  9.65
             Class C                                                                                    $  9.58
             Class Y                                                                                    $  9.66

INVESCO VAN KAMPEN HARBOR FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD AND 73A.

FOR PERIOD ENDING:     6/30/2011
FILE NUMBER :          811-2699
SERIES NO.:            24

72DD.   1 Total income dividends for which record date passed during the period. (000's Omitted)
          Class A                                                                                $ 4,169
        2 Dividends for a second class of open-end company shares (000's Omitted)
          Class B                                                                                $    76
          Class C                                                                                $   252
          Class Y                                                                                $   428
          Institutional Class                                                                    $    20


 73A.     Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1 Dividends from net investment income
          Class A                                                                                 0.2508
        2 Dividends for a second class of open-end company shares (form nnn.nnnn)
          Class B                                                                                 0.1809
          Class C                                                                                 0.1826
          Class Y                                                                                 0.2737
          Institutional Class                                                                     0.2761